                                                                   EXHIBIT 10.1

    CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   Pursuant to 18 U.S.C. (S) 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of P.T. Indonesian Satellite Corporation Tbk (the "Company") hereby certifies, to such officer's knowledge, that:

      (i) the accompanying Annual Report on Form 20-F of the Company for the annual period ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 30, 2003
                                      /s/  Widya Purnama
                                      ----------------------------------
                                                Widya Purnama
                                          President Director (Chief
                                              Executive Officer)

   The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. (S) 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

                                                                   EXHIBIT 10.1

    CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   Pursuant to 18 U.S.C. (S) 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of P.T. Indonesian Satellite Corporation Tbk (the "Company") hereby certifies, to such officer's knowledge, that:

      (i) the accompanying Annual Report on Form 20-F of the Company for the annual period ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 30, 2003
                                      /s/  Nicholas Tan Kok Peng
                                      ----------------------------------
                                            Nicholas Tan Kok Peng
                                      Finance Director (Chief Financial
                                                   Officer)

   The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. (S) 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.